UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 14, 2011

(Date of Report; Date of Earliest Event Reported)

STEIN MART, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	0-20052	64-0466198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Riverplace Blvd., Jacksonville, Florida 32207

(Address of Principal Executive Offices Including Zip Code)

(904) 346-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) On June 14, 2011, the shareholders of Stein Mart, Inc. (the “Company”) approved the material terms of the performance goals of the Stein Mart, Inc. 2001 Omnibus Plan (the “Omnibus Plan”) and authorized an additional 3,000,000 shares for issuance under the Omnibus Plan. The purpose of the Omnibus Plan is to attract and retain individuals to serve as employees, directors and advisors who will contribute to the Company’s success, and to motivate such persons to achieve long-term objectives which will inure to the benefit of the Company’s shareholders. Awards under the Omnibus Plan may consist of stock options, stock appreciation rights, restricted stock, performance awards or other awards made under the terms of the Omnibus Plan.

After the shareholders authorized additional shares for issuance under the Omnibus Plan, the Omnibus Plan currently has 4,795,992 shares of the Company’s common stock reserved and available for issuance as new awards under the Omnibus Plan, subject to adjustment for certain corporate events.

The Omnibus Plan is filed as Exhibit 10.1 to this Form 8-K and the terms thereof are incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting of Shareholders of the Company was held on June 14, 2011. The Company’s shareholders considered and voted upon the following five proposals:

(1)	To elect the twelve (12) director nominees to serve as directors of the Company for the ensuing year and until their successors have been elected and qualified. Voting results were:

Name of Director	For	Withheld	Broker Non-Votes
Ralph Alexander	36,604,501	229,408	4,870,639
Alvin R. Carpenter	36,529,422	304,487	4,870,639
Irwin Cohen	36,595,980	237,929	4,870,639
Susan Falk	36,607,614	226,295	4,870,639
Linda M. Farthing	35,531,202	1,302,707	4,870,639
Mitchell W. Legler	34,654,531	2,179,378	4,870,639
Robert L. Mettler	36,588,031	245,878	4,870,639
Richard L. Sisisky	36,603,497	230,412	4,870,639
Jay Stein	35,540,452	1,293,457	4,870,639
Martin E. Stein, Jr.	34,020,128	2,813,781	4,870,639
David H. Stovall, Jr.	35,579,126	1,254,783	4,870,639
John H. Williams, Jr.	35,535,606	1,298,303	4,870,639

(2)	To approve an advisory resolution on executive compensation for fiscal year 2010. Voting results were:

For	34,942,778
Against	534,890
Abstain	1,356,241

(3)	To conduct an advisory vote on the frequency of future advisory votes on executive compensation. Voting results were:

One Year	33,246,844
Two Years	45,279
Three Years	2,179,999
Abstain	1,361,787

In accordance with these voting results, the Company will conduct an advisory vote on executive compensation every year.

(4)	To approve the material terms of the performance goals under the Stein Mart, Inc. 2001 Omnibus Plan and to authorize three (3) million additional shares available for issuance under that plan. Voting results were:

For	26,514,589
Against	8,968,301
Abstain	1,351,019

(5)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending January 28, 2012. Voting results were:

For	40,768,610
Against	920,801
Abstain	15,137

ITEM 7.01 REGULATION FD DISCLOSURE

On June 14, 2011, the Board of Directors of the Company authorized the Company to repurchase 2.5 million shares of its common stock in addition to amounts previously authorized for repurchase.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1	Stein Mart, Inc. 2001 Omnibus Plan as Amended and Restated Effective June 14, 2011

99.1	Press Release dated June 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEIN MART, INC. (Registrant)

Date: June 15, 2011	By:	/s/ Gregory W. Kleffner
Gregory W. Kleffner
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

10.1	Stein Mart, Inc. 2001 Omnibus Plan as Amended and Restated Effective June 14, 2011

99.1	Press Release dated June 15, 2011